Exhibit (t)(ii)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ R. Jay Gerken
R. Jay Gerken

Dated: July 27, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ William Kristol
William Kristol

Dated: July 27, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Debra Perry
Debra Perry

Dated: July 27, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Donald K. Peterson
Donald K. Peterson

Dated: July 27, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Jeffrey R. Holland
Jeffrey R. Holland

Dated: July 27, 2023

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Alex Chaloff, Nancy E. Hay, Stephen J. Laffey, Richard A. Leahy and Linda Y. Kim and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the Registration Statement on Form N-2, or any amendments thereto, and any other filings of AB Multi-Manager Alternative Fund on behalf of AB Multi-Manager Alternative Fund (Cayman), Ltd., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

/s/ Alex Chaloff
Alex Chaloff

Dated: July 27, 2023